Breaking Boundaries. Igniting Change. Nasdaq: IOBT Jefferies Healthcare Conference November 2025 Exhibit 99.1

DISCLAIMER | Forward Looking Statements Certain information contained in this presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, related to our business plan, clinical trials and regulatory submissions. We may, in some cases, use terms such as  “may,” “should,” “would,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or other words that convey uncertainty of the future events or outcomes to identify these forward-looking statements. Our forward-looking statements are based on current beliefs and expectations of our management team that involve risks, potential changes in circumstances, assumptions, and uncertainties.  Any or all of the forward-looking statements may turn out to be wrong or be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. These forward-looking statements are subject to risks and uncertainties including risks related to the execution of our business plan, success and timing of our clinical trials or other studies and the other risks set forth in our filings with the U.S. Securities and Exchange Commission.  For all these reasons, actual results and developments could be materially different from those expressed in or implied by our forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are made only as of the date of this presentation. We undertake no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances, except as required by law.

Cylembio is an investigational drug candidate that has not been approved for marketing by the US FDA or other regulatory authorities.

IO Biotech | Breaking boundaries. Igniting change

PHASE 3 RESULTS

CylembIO®
(imsapepimut and etimupepimut, adjuvanted)
Demonstrated clinical improvement; Narrow miss on statistical significance

19.4 vs. 11.0
Months mPFS
*HR=0.77 (CI 0.58-1.00) (p=0.056)**

PFS improvement observed across virtually all subgroups & stratification factors

Improved clinical effect observed **without significant added systemic** toxicity vs. pembro alone

OPPORTUNITY

2025
Plan to align on new phase 3 design with FDA & discuss submission of MAAs based on IOB-013 data with EMA

15,000
US patients with advanced melanoma

$5.6 billion
US market opportunity **growing at 9%**

50% of patients progress within one year of treatment: novel combinations are needed to improve patient outcomes

PLATFORM POTENTIAL

Cylembio is an ideal combination partner...
...potential for **clinical improvement across a number of combination agents without additional systemic toxicity**

Potential broad application...
... with **data across 3 indications** (Melanoma, SCCHN, NSCLC), and pipeline potentially addressing **other difficult-to-treat cancers**

***Statistical significance threshold for this study was p≤0.045.** 1. https://gco.iarc.fr/today/en/; 2. https://seer.cancer.gov/statfacts/html/melan.html; 3. Melanoma Research Alliance; 4. Larkin et al. N Engl J Med 2019;381:1535-1546; 5. Robert et al. Lancet Oncol 2019;20:1239-1251; 6. Tawbi et al. N Engl J Med 2022;386:24-34; 7. Weber et al. Oncologist. 2016;21(10):1230-1240; 8. Evaluate Pharma 2025

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THE MELANOMA PATIENT JOURNEY



Cylembio has potential to address a high unmet medical need by improving clinical effect without adding systemic toxicity

1. **Disease Presentation**
   Primary Care Physician or Dermatologist

2. **Diagnosis & Referral**
   Newly Diagnosed Melanoma in ~100,000[1] patients annually in the U.S.

3. **Resectable Melanoma**
   ~92,000 patients[2]

   - Surgical candidate?
     - Yes → Neo/adjuvant treatment and Surgical Resection → Residual Disease Post-Surgery?
       - Yes → 1L Treatment Selection (step 4)
     - No → 1L Treatment Selection (step 4)

4. **Unresectable or Metastatic Melanoma**
   ~15,000 patients[2]: High unmet medical need still exists due to lack of efficacy and toxicity issues from available SOC

   - 1L Treatment Selection, Insurance and Access (anti-PD1 monotherapy; anti PD1 combination with either anti-CTLA4 or anti LAG3 agents)
   - ↓ Patient Checks in at the Infusion Center
   - ↓ Product Preparation & Delivery to Infusion Center
   - ↓ **Product Administration**

1. Melanoma of the Skin — Cancer Stat Facts; 2. https://seer.cancer.gov/statfacts/html/melan.html; Bajaj. J Natl Cancer Inst. 2020; Leeneman. EJC. 2021; Zhang. Adv Ther. 2023; Eggermont. J of Clin Onc. 2019; Eggermont. NEJM. 2022; Wolchok. J Clin Oncol. 2022; Miller, CA Cancer J Clin, 2019; National Comprehensive Cancer Network (NCCN): Clinical Practice Guidelines in Oncology (NCCN Guidelines®); Melanoma Version 2.2025

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Cylembio in First-Line Advanced Melanoma

IOB-013 CLINICAL TRIAL DESIGN | Phase 3 Advanced Melanoma Clinical Trial Design

Clinical trial design

Eligibility criteria

407 enrolled across >100 sites in Europe, Australia, South Africa, Israel and the US

- Advanced melanoma
  - o Unresectable stage III
  - o Metastatic stage IV
- > 6 months after neoadjuvant/ adjuvant anti-PD-1
- Measurable disease (RECIST 1.1)
- ECOG performance status 0-1
- Stable CNS disease is allowed

Stratification

Disease Stage (Low vs high risk)*

BRAF (mut vs WT)

*Stage III and IV M1a-b vs. stage IV M1c-d

Randomization

1:1

IO102-IO103 and Pembrolizumab 200mg q3w N= 203

Pembrolizumab 200mg q3w N=204

Patients in both arms can be treated for up to 2 years

Endpoints

Primary endpoint

- PFS by central review

Secondary/exploratory endpoints

- ORR, DRR, CRR, OS, DoR, TTR, DCR
- Incidence of AEs and SAEs
- Quality of life
- Biomarkers in blood and tumor tissue will also be assessed

1L, first-line; AE, adverse event; BLA, Biologics License Application; CNS, central nervous system; CRR, complete response rate; DCR, disease control rate; DoR, duration of response; DRR, durable response rate; ECOG, Eastern Cooperative Oncology Group; IA, interim analysis; IDMC, independent data monitoring committee; mut, mutation; ORR, objective response rate; OS, overall survival; PD-1, programmed cell death protein 1; PFS, progression-free survival; ph, phase; q3w, once every 3 weeks; RECIST, Response Evaluation Criteria in Solid Tumors; SAE, serious adverse event; TTR, time to response; WT, wild-type. ClinicalTrials.gov: NCT05155254.

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PHASE 3 TRIAL | Cylembio demonstrated PFS improvement across virtually all pre-specified subgroups and stratification factors

Topline results released August 2025

Median progression free survival, ITT analysis: **Cylembio plus pembrolizumab 19.4 months vs. 11.0 months for patients treated with pembrolizumab alone, HR=0.77 (CI 0.58-1.00) (p=0.056)***

Excluding patients with prior anti-PD1 exposure** (n=36): **mPFS was 24.8 months vs. 11.0 months HR: 0.74 (CI 0.56-0.98) (nominal p=0.037) (n=371)**

In **PD-L1 negative group**, mPFS was **16.6 months** in patients treated with Cylembio plus pembrolizumab compared to **3.0 months** in patients treated with pembro alone, **HR: 0.54 (CI 0.35-0.85) (nominal p=0.006)**

Overall Survival trend favoring Cylembio combination arm, OS not yet mature HR = 0.79 (CI 0.57, 1.10); Well-tolerated with **no significant added systemic toxicity** compared to pembrolizumab alone

***Statistical significance threshold for this study was p≤0.045.** **Post-hoc analysis.
Source: Data on file.

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PHASE 3 TRIAL | Early Separation of PFS Curves at 3 Months – Widening Over Time Source: Company data on file. Kaplan-Meier estimate of PFS in ITT determined by BICR per RECISTv1.1 and stratified by PD-L1 status and disease stage

PHASE 3 TRIAL | Trend in Overall Survival Benefiting Cylembio (not yet mature) separating early and widening HR, 0.79; 95% CI, 0.57 to 1.10 OS not mature HR 0.79 is in line with 12 month OS data reported from other IO combinations Source: Company data on file. Kaplan–Meier estimate of OS in ITT and stratified by PD-L1 status and disease stage Key takeaways

SAFETY DATA | Treatment with Cylembio did not add significant systemic toxicity compared to patients treated with pembrolizumab monotherapy

	IO102-IO103 plus pembrolizumab, N=200		Pembrolizumab, N=198	
	Any grade, n (%)	Grade 3–4, n (%)	Any grade, n (%)	Grade 3–4, n (%)
Any AEs*	194 (97.0)	75 (37.5)	187 (94.4)	69 (34.8)
AE leading to discontinuation of study treatment	31 (15.5)	15 (7.5)	31 (15.7)	13 (6.6)
Serious AEs	64 (32.0)	44 (22.0)	64 (32.3)	39 (19.7)
Treatment-related AEs	171 (85.5)	29 (14.5)	161 (81.3)	31 (15.6)
Treatment-related serious AE	19 (9.5)	13 (6.5)	25 (12.6)	15 (7.6)
Immune-mediated AEs	68 (34.0)	17 (8.5)	76 (38.4)	18 (9.1)
Investigator assessed immune-related AE not included in the immune-mediated AE definition	102 (51.0)	13 (6.5)	99 (50.0)	15 (7.6)
Injection-site reaction (grouped term)	112 (56.0)	1 (0.5)	–	–

*The AEs leading to death among patients who received IO102-IO103 plus pembrolizumab (n=4) or pembrolizumab (n=5) were considered not related to the study treatment by the investigators
Safety analyses conducted on all randomized patients who received ≥1 dose of assigned trial medication; AEs classified by the MedDRA version 28.0 and graded by CTCAE version 5.0
Treatment-related AE: events possibly or probably related to either IO102-IO103 or Pembrolizumab
Immune-mediated AE defined by KEYTRUDA adverse events of special interest list version 28.0
Immune-related events based on the investigator assessment

Source: Company data on file.
Acronyms: AE, adverse event; CTCAE, common terminology criteria for adverse events; MedDRA, medical dictionary for medical regulatory activities; N, number.

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MARKET OPPORTUNITY IN ADVANCED MELANOMA | Cylembio® profile has potential to fulfill significant unmet needs and drive market leadership 1. https://gco.iarc.fr/today/en/; 2. https://seer.cancer.gov/statfacts/html/melan.html; 3. Melanoma Research Alliance; 4. Larkin et al. N Engl J Med 2019;381:1535-1546; 5. Robert et al. Lancet Oncol 2019;20:1239-1251; 6. Tawbi et al. N Engl J Med 2022;386:24-34; 7. Weber et al. Oncologist. 2016;21(10):1230-1240; 8. Evaluate Pharma 2025 Melanoma incidence is increasing1-3 ~331,000 patients newly diagnosed annually (global) ~58,000 patient deaths annually (global) 30% 5-year survival rate for patients in stage IV Cylembio® profile has potential to drive market leadership8 2030 2024 14 12 10 8 6 4 2 +9% 13.2 9.4 Forecast global Melanoma Drug Sales in USD billions US CAGR Patients and physicians seek more effective treatment options4-7 ~50% of patients progress within one year of treatment; novel combinations are needed to improve patient outcomes

IO102-IO103 in 1L ADVANCED MELANOMA | Cylembio is at the forefront of triplet combination therapy development

MM1636 (n=30)

- **IO102-IO103 + nivolumab**
- Clinically meaningful data in all patients, even those with poor prognostic factors
- Biomarkers linked to responding patients

IOB-013 (n=407)

- **IO102-IO103 + pembrolizumab**
- Clinically meaningful improvement in PFS across subgroups; narrow miss on statistical significance*
- Early separation of PFS curves and durability
- Induction of T-cells; Dual seems to follow clinical response

IIT (NCT05912244) (n=43)

- **IO102-IO103 + nivolumab + relatlimab**
- Three sites, enrollment completed
- Preliminary data as of Sept. 2025 shows early PFS trend suggestive of improved clinical activity vs. historic data with a-PD-1/ a-Lag-3 combination; PFS data (n=32) is not yet mature
- No new safety signal, safety profile consistent with a-PD-1/a-Lag-3 data

IOB-023 – New Proposed Adaptive Ph3 study (n=550-800)

- **IO102-IO103 + anti PD-1 + Lag-3 inhibitor**
- Adaptive Ph3 study designed to be relevant for evolving/future landscape (SoC)
- Futility analysis to determine effect size & trial sample size
- Goal: Long/durable benefit across sub-groups including poor prognostic population, favorable safety profile

Cylembio is an ideal combination partner candidate that we believe could deliver clinical activity without tolerability issues: IO102-IO103 has demonstrated improvement in PFS, trend towards long and durable response including in hard-to-treat subgroups, with favorable safety across a number of combination agents in clinical studies

***Statistical significance threshold for this study was p≤0.045.** Source: Data on file. *Comparisons across clinical trials should be interpreted with caution. Differences in study design, patient populations, endpoints, and other factors limit the ability to draw direct or reliable conclusions between separate trials.*

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PROPOSED IOB-023 ADAPTIVE PHASE 3 CLINICAL TRIAL DESIGN |
Leading the future triplet treatment landscape in 1L advanced melanoma

Proposed IOB-023 Clinical Trial Design					
Eligibility criteria	Stratification	Phase 2 (step 1) Randomization	Sample Size Re-estimation (expected mid 2028)	Continue Enrolling Phase 3 (step 2)	Endpoints
• Advanced melanoma o Unresectable stage III o Metastatic stage IV • Patients with acral or mucosal melanoma (TBD) • Patients > 6 months after neoadjuvant/ adjuvant anti-PD-1 (TBD) • Measurable disease (RECIST 1.1) • ECOG performance status 0-1 • Stable CNS disease is allowed	→ PD-L1 status Prior aPD1/aPD-L1 exposure *Stage III and IV M1a-b vs. stage IV M1c-d	1:1 IO102-IO103 and aPD-1+LAG-3 inhibitor N=200 aPD-1+LAG-3 inhibitor N=200	• @ ~150 PFS events • Size of second phase to be determined by observed HR • Will also include a futility assessment	1:1 IO102-IO103 and aPD-1+LAG-3 inhibitor N= up to 200 additional aPD-1+LAG-3 inhibitor N= up to 200 additional	**Primary endpoint** • PFS by central review **Secondary/exploratory endpoints** • OS, DoR, TTR, DCR • Incidence of AEs and SAEs • Quality of life • Biomarkers in blood and tumor tissue will also be assessed

1L, first-line; AE, adverse event; BLA, Biologics License Application; CNS, central nervous system; CRR, complete response rate; DCR, disease control rate; DoR, duration of response; DRR, durable response rate; ECOG, Eastern Cooperative Oncology Group; IA, interim analysis; IDMC, independent data monitoring committee; mut, mutation; ORR, objective response rate; OS, overall survival; PD-1, programmed cell death protein 1; PFS, progression-free survival; ph, phase; q3w, once every 3 weeks; RECIST, Response Evaluation Criteria in Solid Tumors; SAE, serious adverse event; TTR, time to response; WT, wild-type. ClinicalTrials.gov: NCT05155254.

Trial Initiation Subject to Raising Additional Capital

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Our Pipeline: NSCLC, SCCHN, Neoadjuvant/adjuvant

PIPELINE | 3 T-win product candidates being evaluated in multiple cancer indications

Product candidates	Line of therapy/ indication	Pre-clinical	Phase 1	Phase 2	Phase 3	Takeaways & next steps
Cylembio® *IO102-IO103* Targets: IDO1, PD-L1	**IOB-013, IOB-023**: First Line Advanced Melanoma*	IOB-023 – proposed seamless phase 2/3 IOB-013				• Cylembio demonstrated clinical improvement in PFS, narrowly missed statistical significance in IOB-013 • Potential to discuss MAA submissions based on IOB-013 with EU regulators • Plan to align on IOB-023 trial design with FDA
	IOB-022: First Line Solid Tumors* • Lung (NSCLC) • Head & Neck (SCCHN)					• SCCHN: Primary endpoint met • NSCLC: Encouraging data
	IOB-032: Neoadjuvant / Adjuvant Solid Tumors* • Melanoma • Head & Neck (SCCHN)					• Enrollment completed in January 2025 • Initial data available 2H25; presented in 2026
IO112 Target: Arginase 1	Solid Tumors • Indications TBD					• Next pipeline candidate expected to enter clinical development
IO170 Target: TGFβ	Solid Tumors • Indications TBD					• Early-stage pipeline candidate

Cylembio® (imsapepimut and etimupepimut, adjuvanted)

* In combination with pembrolizumab; NSCLC, non-small cell lung cancer, PFS, progression-free survival; SCCHN, squamous cell carcinoma of the head and neck; IOB-013: ClinicalTrials.gov: NCT05155254; IOB-022: ClinicalTrials.gov: NCT05077709; IOB-032: ClinicalTrials.gov: NCT05280314

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FIRST-LINE METASTATIC NSCLC Results from Phase 2 (SITC 2024) ORR 55% unconfirmed/48% confirmed; mPFS 8.1 months Benchmark** ORR 39%, mPFS 6.5 months Status Encouraging ORR and PFS and no progression in nearly half of patients FIRST-LINE RECURRENT/ METASTATIC SCCHN Results from Phase 2 (ESMO 2024) ORR 44.4%; mPFS 6.6 months Irrespective of HPV status Benchmark** ORR 23%, mPFS 3.4 months Status Primary endpoint ORR met with encouraging PFS FIRST-LINE ADVANCED MELANOMA Results from Phase 3 (IOB-013): 19.4 months mPFS; HR=0.77 (CI 0.58-1.00) (p=0.056)*; narrow miss on statistical significance; demonstrated clinical improvement observed across virtually all subgroups & stratification factors; Next Steps: Plan to align on new phase 3 design with FDA & discuss submission of MAAs based on IOB-013 data with EMA TOTALITY OF CLINICAL DATA IS COMPELLING | Clinical meaningful activity demonstrated across three indications …expanding the body of evidence across three indications and settings *Statistical significance threshold for this study was p≤0.045; ** KEYNOTE-048 (pembro alone in 1L SCCHN PD-L1 CPS ≥20%): ORR 23%; KEYNOTE-042 (pembro alone in 1L NSCLC PD-L1 TPS ≥50%): ORR 39%; 1. Kjeldsen JW, et al. Nat Med 2021;27:2212–23. Erratum in: Nat Med 2022;28:871; 2. Lorentzen CL, et al. J Immunother Cancer 2023;11:e006755; 3. ClinicalTrials.gov: NCT05155254; 4. Riess JW, et al. Presented at ESMO 2024. Poster 1022P; 5. Riess JW, et al. Presented at STIC 2024. Poster 756 Starting with advanced melanoma…

ADDRESSABLE PATIENTS | Cylembio with potential to redefine treatment of hard-to-treat solid tumors and expanding beyond 1L advanced melanoma



Total addressable patients (US)
>100,000 patients[1]
~40,000 patients[2]
~15,000 patients[3]
3
Expand to earlier lines
Peri-operative SCCHN
Peri-operative melanoma
2
Advance to other hard-to-treat tumors
1L advanced SCCHN
1L metastatic NSCLC
1
Anchor in 1L advanced melanoma

1. 2025 estimated incidence of resectable Melanoma and SCCHN patients in the US . SEER; For melanoma refer to references in footnote #3; Ko C, Citrin D. Radiotherapy for the management of locally advanced squamous cell carcinoma of the head and neck. Oral Dis. 2009 Mar;15(2):121-32.)
2. 2023 estimated 1L mSCCHN CPS>20 patients in the US. SEER; Bhat. Adv Cancer Res. 2021; Fakhry. ACS Journals, 2018; Gallo Cancers, 2023 special issue; Placa J of Cancer Treatment and Diagnosis, 2021; Barsouk. Med Sci. 2023; Cramer. Oral Oncol. 2019; Siegel. CA Cancer J Clin. 2023; Wusiman. Pathol Res Prac. 2022; estimated 1L addressable mNSCLC PD-L1≥50%: SEER; American Cancer Society, Mack Cancer, 2020; Evans Pathology and Oncology Research, 2018; Ganti. JAMA. 2021; Rodak. Cancers. 2021; ASCO; GlobalData; NCI; Karacz. Clin Lung Cancer. 2019; Shah Cancer Treatment and Research Communications. 2023; Herbst. Lancet. 2016;
3. 2025 estimated addressable 1L advanced melanoma patients in the US. SEER Melanoma of the Skin; Bajaj. J Natl Cancer Inst. 2020; Bensimon. J Med Econ. 2019; Leeneman. EJC. 2021; Luke. ASCO Presentation. 2023; Zhang. Adv Ther. 2023; Eggermont. J of Clin Onc. 2019; Eggermont. NEJM. 2022

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PLATFORM POTENTIAL | The proposed adaptive Phase 3 trial aims to give IOBT the potential to jump ahead with the goal of becoming the first triple combination therapy New proposed Phase 3 study (IOB-023) Designed to be well positioned in evolving/future landscape (SoC) Goal is to demonstrate long/durable benefit across sub-groups including poor prognostic population, favorable safety profile Future 2026 - 2029 Broadly applicable platform Potential for multiple cancer indications and novel combination strategies for treatment Potential use of the T-Win technology into other types of diseases, such as infectious, inflammatory, and auto-immune diseases Expand the T-win platform in 3 dimensions Immune-modulating cancer vaccine targeting both the tumor and the immune suppressive cells Randomized data confirming activity in patients with advanced melanoma; POC established in NSCLC and SCCHN 2022 - 2025 Validated platform with compelling clinical data Positioning Cylembio as the leading combination partner

T-win platform can be used outside oncology with opportunity to investigate infectious diseases Two preclinical programs in solid tumors showing evidence of anti-tumor activity as monotherapy or in combination PRE-CLINICAL PIPELINE | Expanding the clinical portfolio with Arginase 1 program; IND filing expected in 2026 Pre-clinical pipeline opportunities IO112 Target Arg 1 IO170 Target TGFβ TGFβ inhibits tumor growth in animal models The novel approach to TGFβ+ cells provides opportunities in oncology and fibrotic diseases T-win applications outside IO (future potential) Arginase 1 vaccine candidate controls tumor growth in animal models via direct targeting of Arg1+ cells (both tumor and myeloid cells) IND planned in 2026

Our T-win® Platform

MECHANISM OF ACTION | IO Biotech’s T-win® vaccine approach supported by improvement in PFS demonstrated with Cylembio in IOB-013* Subcutaneous injection with T-win®  therapeutic cancer vaccine T-win vaccine activates T cells with a dual mechanism of action T cells attack both target expressing tumor cells and immune-suppressive cells (e.g., IDO1, PD-L1) The modulated and inflamed TME becomes immune permissive, enabling further tumor cell killing by the T cells IO Biotech’s T-win cancer vaccine platform is designed to provide a new therapeutic strategy with the potential to improve outcomes for patients with cancer by killing tumor cells and turning the tumor micro-environment hostile to cancer cells *Narrowly missed on statistical significance Kjeldsen JW, et al. Nat Med 2021;27:2212–23. Erratum in: Nat Med 2022;28:871; Munir S, et al. PLoS One 2012;7:e34568; Munir S, et al. Oncoimmunology 2013;2:e23991; Ahmad SM, et al. Blood Cancer J 2014;4:e230; Andersen MH. Semin Immunopathol 2019;41:87–95; IO Biotech and Lankenau Institute (unpublished data); Andersen MH, et al. Semin Immunopathol 2023;45:253–64.

OFF-THE-SHELF TREATMENT | Cylembio is designed to ensure patients access to treatment without delay* * Compared to a personalized vaccine ** E.g., anti PD-1 treatment Characteristics of an off-the-shelf vaccine enhancing patients and physicians’ experience Directly available… at site of care, in both community and academic settings Rapid administration… subcutaneous administration along with combination agent with no additional visits required** Fast access… to the medicine ensuring patients do not have to wait* Convenient storage… as the vaccine can be stored at 2-8°C until administration Picture for illustrative purposes only

Outlook

MILESTONES | Several important milestones expected through 2026

Cash through 1Q2026 with 3Q cash balance of ~$31M*

	H1 2025	H2 2025	2026
Cylembio | 1L Advanced Melanoma		✓ Top-line readout of primary endpoint in phase 3 study, 3Q25, narrowly missed statistical significance	❑ Potentially initiate new phase 3 study ❑ Potential EU MAA submissions based on IOB-013 data
Cylembio | Neoadjuvant / adjuvant Melanoma	✓ Complete enrollment in neoadj/adj Ph2 cohorts	✓ Enrollment completed in January 2025 ❑ Initial data from neoadjuvant/adjuvant Ph2 available 2H25; presented in 2026	❑ Additional data
Cylembio | 1L Lung (NSCLC)		❑ Final data from Ph2	
Cylembio | Head & Neck (SCCHN)	✓ Complete enrollment in neoadj/adj Ph2 cohort	❑ Enrollment completed in January 2025 ❑ Initial data from neoadjuvant/adjuvant Ph2 available 2H25; presented in 2026	
IO112 | Solid Tumors (pre-clinical)	❑ Continue readiness for IND submission		❑ IND submission
IO170 | Solid Tumors (pre-clinical)	❑ IND enabling studies		

* On May 6, 2025, the Company drew on the EIB tranche A loan facility and obtained funding in the principal amount of €10.0 million and on July 4, 2025, the Company drew the second tranche of the EIB loan facility and obtained €12.5 million, before payment of certain fees and transaction related expenses; in 3Q 25, the Company sold ~$$6.6 million, after deducting fees and expenses, through an ATM facility

BLA, biologics license application; IND, investigational new drug; NSCLC, non-small cell lung cancer; SCCHN, squamous cell carcinoma of the head and neck

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IO Biotech Team

THE TEAM | We have a strong management team with large biopharma and biotech experience Mai-Britt Zocca, PhD President and Chief Executive Officer Amy Sullivan, MBA Chief Financial Officer Dan Mannix, PhD SVP Regulatory Devin Smith General Counsel Qasim Ahmad, MD Chief Medical Officer Faiçal Miyara, PhD Chief Business Officer Eric Faulkner, MBA Chief Technical Officer Marjan Shamsaei, PharmD SVP Commercial

THE TEAM | Our management team is supported by the Board of Directors and the Scientific Advisory Board Peter Hirth, Ph.D. Chairman Kathleen Sereda Glaub, M.B.A. Member Christian Elling, Ph.D. Member – Lundbeckfonden Heidi Hunter Member David V. Smith, M.B.A. Member Mai-Britt Zocca, Ph.D. Founder, President and CEO Inge Marie Svane, M.D., Ph.D. Co-founder, Clinical Advisor Alexander Eggermont, M.D., Ph.D. Sr. Clinical Advisor Kapil Dhingra, M.D. Strategic R&D Advisor Mads Hald Andersen, DMSc., Ph.D. Co-founder, Scientific Advisor Helen Collins, M.D. Member Board of Directors Scientific Advisory Board